UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2020

NEOGEN CORPORATION

(Exact name of registrant as specified in its charter)

MICHIGAN	0-17988	38-2367843
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

620 Lesher Place Lansing, Michigan		48912
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 517-372-9200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 17, 2020, Terri Morrical, Neogen’s Vice President of Animal Safety, has transitioned to a new role at the company working directly on key strategic initiatives. In this role, she will have the additional time she had requested to spend with her family. Ms. Morrical joined Neogen in 1992 as Vice President of Animal Safety, and throughout her career she has successfully run and managed that side of the business. During her tenure, she also successfully integrated several businesses that have facilitated Neogen’s overall growth. In Ms. Morrical’s new role, she will no longer be an executive officer of Neogen.

Her responsibilities for revenue generation within the Animal Safety business have been absorbed by Doug Jones, who joined the Company on August 17, 2020 as Chief Commercial Officer. Mr. Jones joined Neogen after nearly five years as president of Patterson Veterinary Supply’s Companion Animal Group, a leading, full-line distributor in North America and the U.K. of animal health products, services and technologies to both the production animal and companion animal markets.

Prior to his experience at Patterson, Mr. Jones spent six years with Merial North America, where he served as head of Merial’s U.S. Pets Sales and National Accounts teams, and as president of Merial North America. Mr. Jones was also a key member of the company’s Regional Strategic Management Committee. Earlier in his career, Jones was a business consultant for PricewaterhouseCoopers and The North Highland Company. He holds an undergraduate degree from Vanderbilt University and an MBA from the University of Texas at Austin.

Ms. Morrical’s other operational responsibilities have been absorbed through shifting of reporting roles throughout the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGEN CORPORATION
(Registrant)

Date: August 21, 2020

/s/ Steven J. Quinlan
Steven J. Quinlan
Vice President & CFO